EXHIBIT 10-17
                                      LEASE

               THIS LEASE, dated August 1, 1987 is made and entered into by and between BAKER HOUSING COMPANY, a California General Partnership (hereinafter called "Landlord") and ECLECTIC COMMUNICATIONS, INC., a California Corporation (hereinafter called "Tenant").

ARTICLE ONE:  PROPERTY

               Section 1.01. DESCRIPTION. The Property consists of approximately thirty (30) acres of land located in an unincorporated area of the County of San Bernardino, State of California, legally described as follows: The Westerly 1/2 of the Northwest 1/4 of the Southwest 1/4 of Section 20, and the Westerly 1/2 of the Easterly 1/2 of the Northwest 1/4 of the Southwest 1/4 of Section 20, Township 14 North, Range 9 East, San Bernardino Base and Meridian, according to the official Plat thereof. The Property is zoned "DL" and is improved with fifty-three (53) free-standing single family residences (which contain certain appliances and furnishings which are described in Attachment "A" hereto), a recreation hall, office building, and certain other improvements.

               As used in this Lease, the term "Property" refers to the land, all improvements thereon, and all personal property therein.

               Section 1.02. LEASE OF PROPERTY. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord upon the terms and conditions set forth in this Lease.

ARTICLE TWO:  TERM; OPTION TO EXTEND

               Section 2.01. COMMENCEMENT AND EXPIRATION. The term of this Lease (the "Lease Term") is five (5) years, commencing on the "Commencement Date" described herein and ending on a date which is four years and 365 days thereafter (the "Expiration Date"), unless sooner terminated or extended as provided in this Lease. The phrase Lease Term shall include any extensions of this Lease pursuant to the option described in Section 2.06 hereof, but not later than sixty (60) days thereafter. The Commencement Date shall be August 1, 1987 provided this Lease is signed on or before July 31, 1987. Tenant has notified Landlord that on or about July 21, 1987 it executed a contract with the State of California - Department of Corrections (the "CDC Contract"), for the use of the Property by Tenant as a facility operated under the State's "return to custody" program and named "Baker RTC Facility".

               Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date due to causes beyond the reasonable control of Landlord. Landlord's non-delivery of' the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Property is delivered to

                                        1

Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the date that the CDC Contract is executed, Tenant may elect to cancel this Lease by giving written notice to Landlord within thirty (30) days after the 60-day period ends. In the event that the delay in possession is caused by a "force majeure" as described in Section 13.11 hereof, Landlord shall have no more than an additional thirty (30) days to deliver possession of the Property to Tenant. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other, except that any Security Deposit or rent paid in advance to Landlord shall be immediately returned to Tenant. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the new Commencement Date and Expiration Date of the Lease.

               Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the Expiration Date of this Lease. Tenant shall pay Rent and all other charges specified in this Lease for the early occupancy period. Notwithstanding the foregoing, Tenant shall be permitted to make certain improvements to the Property, as approved by Landlord, prior to the Commencement Date, and the making of such improvements shall not be considered early occupancy.

               Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

               Section 2.05. OPTION TO EXTEND TERM. Landlord hereby grants to Tenant two (2) options to extend the Lease Term for additional terms of five (5) years each (the "Extensions"), on the same terms and conditions as set forth in the Lease (except for this Section relating to the options to extend the Lease
Term), but at the increased Rent as set forth below. Each Option shall be exercised only by written notice delivered to Landlord at least sixty (60) days before the Expiration Date or the expiration of the preceding Extension, as the case may be. Provided, however, that if Tenant is notified by the State of California of the State's intention to renew or extend the term of the CDC Contract at an earlier date, then the notice to Landlord must be given at such time as the notice is received from the State of California under the CDC Contract. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Option shall lapse, and the Lease Term shall expire as if such Option were not exercised. Each Option shall be exercisable by Tenant on the express condition that at the time of

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the exercise, and at all times subsequent to the time of exercise and prior to the commencement of the Extension, Tenant shall not be in default under any of the provisions of this Lease. The Base Rent shall be increased on the first day of the first and 30th months of each Extension of the Lease Term (the "Rental Adjustment Date") by reference to the Index defined in Section 3.02 of the Lease, as follows: The Base Rent in effect immediately prior to the applicable Rental Adjustment Date (the "Comparison Base Rent") shall be increased by the percentage that the Index has increased from the month in which the payment of the Comparison Base Rent commenced through the month in which the applicable Rental Adjustment Date occurs. In no event shall the Base Rent be reduced by reason of such computation.

ARTICLE THREE:  BASE RENT

               Section 3.01. TIME AND MANNER OF PAYMENT. The Base Rent payable by Tenant to Landlord under this Lease is Thirty Thousand Dollars ($30,000) per month. In addition, Tenant shall pay Landlord the sum of Seven Hundred Thirty-Six and 72/100 Dollars ($736.72) per month, to reimburse Landlord for the Base Real Property Taxes (as defined in Section 4. 02 hereof). Tenant shall also pay Landlord the sum of Twenty-Seven Thousand Eight Hundred Twenty-Eight Dollars ($27,828) per year, payable Five Thousand Three Hundred Seventy-Three Dollars ($5,373) on the Commencement Date and each anniversary of the Commencement Date and Two Thousand Four Hundred Ninety-Five Dollars ($2,495) on the first day of each subsequent month for nine (9) consecutive months resuming again on the first day of each month subsequent to the anniversary of the Commencement Date for nine (9) consecutive months in each year, to reimburse Landlord for the Base Premiums (as defined in Section 4.04 hereof) for the insurance policies to be maintained by Landlord under Section 4.04(b) hereof. The reimbursements payable to Landlord under this Section shall be considered Additional Rent. On the Commencement Date, Tenant shall pay Landlord the Base Rent and Additional Rent provided by this Section for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent and Additional Rent provided by this Section, in advance, without offset, deduction or prior demand. Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

               Section 3.02. COST OF LIVING INCREASES. The Base Rent shall be increased (or decreased) on the first day of the 30th month after the Commencement Date in proportion to the increase (or decrease) in the Index (as defined herein) which has occurred between the first month of the Lease Term and the month in which the Base Rent is to be increased (or decreased). As used herein, the "Index" shall mean the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for Urban Wage Earners and Clerical Workers (All Items for the Los Angeles- Long Beach - Anaheim statistical area on the basis of 1967=100). Landlord shall notify Tenant of the increase (or decrease) by delivering a written statement setting forth the Index for the first month of the Lease Term, the Index for the month in which the Base Rent is to be increased (or decreased), the percentage increase (or decrease) between those two Indices, and the new amount of the Base Rent. In no event shall the Base Rent be reduced by reason of any decrease in the Index below the Base Rent set forth in Section 3.01 hereof. Tenant shall pay the new Base Rent from its

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effective date until the Expiration Date. Landlord's notice may be given after the effective date of the increase (or decrease) since the Index for the appropriate month may be unavailable on the effective date. In such event, Tenant shall pay Landlord the necessary rental adjustment for the months elapsed between the effective date of any increase and Landlord's notice of such increase within thirty (30) days after Landlord's notice. Any adjustment due to a decrease shall be credited against the next maturing payments of Base Rent. If the format or components of the Index are materially changed after the date of this Lease, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Date of Lease. Landlord shall notify Tenant of the substituted index, which shall be used to calculate the increase (or decrease) in the Base Rent.

               Section 3.03. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount of Thirty Thousand Dollars ($30,000). Landlord may apply all or part of the Security Deposit to any unpaid Rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request, and the failure to do so shall be considered a material default under this Lease. No interest shall be paid on the Security Deposit and Landlord shall not be required to keep the Security Deposit separate from its other accounts, and no trust relationship is created with respect thereto. If Tenant shall fully and faithfully perform every provision of this Lease, the Security Deposit or any unapplied balance thereof shall be returned to Tenant (or the last assignee of Tenant's interest hereunder) at the expiration of this Lease. In the event that the Property is sold or otherwise disposed of by Landlord, the Security Deposit may be transferred to Landlord's successor in interest, whereupon Landlord shall have no further liability or obligation with respect to such Security Deposit.

ARTICLE FOUR:  OTHER CHARGES PAYABLE BY TENANT

               Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent. The term "Rent" as used in this Lease shall mean Base Rent and Additional Rent.

               Section 4.02.  REAL PROPERTY TAXES.

               (a) PAYMENT OF TAXES. Landlord shall pay the "Base Real Property Taxes" on the Property during the Lease Term. Base Real Property Taxes are real property taxes applicable to the Property as shown on the tax bill for the tax fiscal year ending June 30, 1987. Tenant shall pay Landlord the amount, if any, by which the real property taxes during the Lease Term exceed the Base Real Property Taxes. Upon receipt of notice from Landlord of any increase in real property taxes over the Base Real Property Taxes, supported by a copy of the tax bill or other evidence of the new real property taxes, Tenant shall pay to Landlord within thirty (30) days an amount equal to 1/12 of such increase multiplied by the number of months between the beginning of the tax fiscal year for

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which such increase applies and the month that such notice is given to Tenant, both months included. Commencing on the first day of the month after the month in which such notice is given to Tenant, concurrently with the payment of Base Rent, Tenant shall pay to Landlord an additional amount equal to 1/12 of the amount of such increase. Such payments shall continue until such time as Tenant receives notice from Landlord of another increase in real property taxes, at which time similar adjustments shall be made. There shall be a final adjustment, if necessary, upon the expiration of the Lease Term.

               (b) DEFINITION OF "REAL PROPERTY TAX". "Real Property Tax" means:
(i) any fee, license fee, license tax, business license fee, commercial rental or, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. " Real Property Tax" does not, however, include Landlord's federal, state or local income, franchise, gift, inheritance or estate taxes, and shall not include any tax based upon a reassessment of the Property due to a change in ownership or transfer of all or part of Landlord's interest in the Property.

               (c)    PERSONAL PROPERTY TAXES.

                      (i) Tenant shall pay all taxes charged against fixtures, furnishings, equipment or any other personal property belonging to Landlord which is included with this Lease. Such taxes shall be paid to Landlord within thirty (30) days after Tenant receives a written statement from Landlord which shows the amount of personal property taxes then due, supported by copies of bills from the appropriate governmental taxing authority.

                      (ii) Tenant shall pay all taxes charged against fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall use best efforts to have its personal property taxed separately from the Property.

                      (iii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within thirty (30) days after Tenant receives a written statement from Landlord for such personal property taxes.

               (d) ADDITIONAL ASSESSMENTS. Tenant shall pay any additional Real Property Tax assessed against the Property for the tax fiscal year ending June 30, 1987, or thereafter, resulting from any improvements made to the Property pursuant to this Lease, whether such improvements are made by Landlord or Tenant.

               Section 4.03. UTILITIES. Tenant shall have all utilities placed into its name immediately after execution of this Lease. Tenant shall pay, directly to the appropriate supplier, the

                                        5

cost of all

natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property.

               Section 4.04.  INSURANCE PREMIUMS.

               (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall, at Tenant's expense, maintain a policy of workers compensation insurance as required by law, and a policy of comprehensive general liability insurance, insuring Landlord against liability, injury or death of any person arising out of Tenant's operations on the Property. The initial amount of such insurance shall be at least $2,000,000 combined single limit for bodily injury and property damage. Tenant shall be obligated to maintain at lease $2,000,000 of liability insurance coverage, provided that such coverage is available to Tenant through recognized insurance markets and the cost is not "exorbitant." For the purposes hereof, "exorbitant" shall mean an increase in premiums in excess of 100% of the prior year's annual premium. If Tenant is unable to obtain $2,000,000 of liability insurance coverage through recognized insurance markets, or if the cost of same is "exorbitant" then Tenant may maintain a lesser amount of coverage, provided, however, that if at any time Tenant is unable to obtain and maintain at least $1,000,000 in coverage, Landlord may, at its option, terminate this Lease upon thirty (30) days notice to Tenant. The amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon ten (10) days' prior written notice to Landlord. Such policy shall name Landlord as an additional insured. Tenant shall deliver a copy of such policy or a certificate of insurance to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. If Tenant fails to maintain such policy, Landlord may elect to obtain and maintain such insurance at Tenant's expense and the cost thereof, together with a fee equal to 10% of the amount thereof to compensate Landlord for its time and efforts in obtaining same, shall be paid by Tenant to Landlord immediately upon demand. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

               (b) PROPERTY INSURANCE. During the Lease Term, Landlord shall maintain a policy of insurance covering loss of or damage to the Property in the amount of the full replacement value thereof. Such policy shall provide protection against all perils generally included within the classification of "all risks," including fire and lightning, extended coverage, vandalism, malicious mischief, and special extended perils, including an Inflation Guard endorsement, and any other perils (excluding flood and earthquake) which Landlord reasonably deems necessary. Tenant may maintain such additional insurance on its fixtures, equipment and other personal property as Tenant deems necessary to protect its interest. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

               (c) FORM OF POLICIES. All policies of insurance provided for herein shall be issued by insurance companies qualified to do business in the State of California with general policy

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holder's rating of not less than A and a financial rating of not less than X as rated in the most current available "Best's Insurance Guide" and shall be reasonably acceptable to Landlord in all other aspects. Such policies may contain reasonable deductibles, provided that Tenant shall be responsible for the payment of any deductible in the event of an insured loss.

               (d) PAYMENT OF PREMIUMS. Landlord shall pay the "Base Premiums" for the insurance policies maintained by Landlord under Section 4.04(b) hereof. Base Premiums are the actual insurance premiums paid by Landlord for the required insurance for the Property for the first twelve (12) months of the Lease Term starting with the Commencement Date. Tenant shall pay the amount, if any, by which the insurance premiums for all policies maintained by Landlord under Section 4.04(b) increase over the Base Premiums, whether such increases result from the nature of Tenant's occupancy, any act or omission of Tenant, general rate increases, or any other cause. Upon receipt of notice from Landlord of any increase in insurance premiums over Base Premiums, supported by a copy of the premium statement or other evidence of the new premiums, Tenant shall pay to Landlord within fifteen (15) days an amount equal to 1/12 of such increase multiplied by the number of months between the month that the increase became effective and the month that such notice is given to Tenant, both months included. Commencing on the first day of the month after the month in which such notice is given to Tenant, concurrently with the payment of Base Rent, Tenant shall pay to Landlord an additional amount equal to 1/12 of the amount of such increase. Notwithstanding the foregoing, Landlord reserves the right to allocate any increase over a shorter period than twelve (12) months if the premiums are actually paid over a shorter period. Such payments shall continue until such time as Tenant receives notice from Landlord of another increase in premiums, at which time similar adjustments shall be made. There shall be a final adjustment, if necessary, upon the expiration of the Lease.

               Section 4.05. LATE CHARGES. Tenant's failure to pay Rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any Rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

               Section 4.06. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of twelve percent (12%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate shall automatically be decreased to the maximum legal interest rate permitted by law.

ARTICLE FIVE:  USE OF PROPERTY

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               Section 5.01. PERMITTED USES. Tenant may use the Property only as a secure detention facility under the CDC Contract, or a similar use under any Federal, State or County program (provided that this Lease is guaranteed by the applicable governmental authority in the same manner as the State of California will guarantee this Lease pursuant to Article Fifteen), including all uses incidental thereto.

               Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, or which violates any provisions of the CDC Contract. Tenant shall obtain and pay for all permits and other governmental authorizations required for Tenant's occupancy and use of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property including, but not limited to, specific requirements of the State of California Department of Corrections.

               Section 5.03. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property;
(c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; and (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord, or at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's negligence or willful misconduct.

               Section 5.04. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, lenders, tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant at least three (3) days prior notice of such entry, except in the case of an emergency. Landlord may not place any "For Sale" or "For Lease" signs on the Property during the Lease Term.

               Section 5.05. QUIET POSSESSION. If Tenant pays the Rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX:          CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND
                      ALTERATIONS

               Section 6.01. EXISTING CONDITIONS. Tenant acknowledges that it has inspected the Property and, subject to Section 6.03, Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, zoning restrictions, and governmental regulations and orders. Tenant acknowledges that Landlord has not made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use.

               Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause, or (c) conditions arising in or about the Property or from other sources or places. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct.

               Section 6.03. LANDLORD'S OBLIGATIONS PRIOR TO COMMENCEMENT DATE. In lieu of making any repairs other than provided herein, Landlord shall pay to Tenant Ten Thousand Dollars ($10,000) upon execution and Landlord agrees to place the heating, ventilating, air conditioning systems and thirty-six (36) stoves in operating condition and repair. Tenant shall have until September 30, 1987 to advise Landlord of any problems in the operation of said systems and until said date all such problems shall be cured at Landlord's expense. Thereafter all future repairs or replacements during the Lease Term shall be at Tenant's expense. Landlord further agrees that upon commencement of the Lease Term Landlord shall pay to Tenant the sum of Thirty-Thousand Dollars ($30,000); the parties having agreed that such payment shall be made in lieu of Landlord placing the plumbing and any fixtures, including but not limited to hot water heaters, dishwashers and in-sink erradicators, in operating condition and repair. Other than provided herein, Landlord shall have no other obligations prior to the Lease Commencement.

               Section 6.04.  LANDLORD'S OBLIGATIONS AFTER COMMENCEMENT DATE.

               (a) During the term of this Lease and any extensions, Landlord shall, at Landlord's expense, maintain the roofs on the Property in water-tight condition and repair. As provided above, through September 30, 1987 Landlord shall, at Landlord's expense, maintain the heating, ventilating and air conditioning systems in operating condition and repair. Subject to the preceding and the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), and except for damage caused by any act or omission of Landlord, Tenant shall, at Tenant's expense, maintain the foundations and structural portions of the improvements on the Property and the heating, electrical, plumbing and sewer systems therein in good order, condition and repair.

               (b) All of Landlord's obligations to maintain and repair shall be accomplished at Landlord's sole expense. If Landlord fails to maintain and repair the Property as required by Section 6.04 of this Lease, Tenant may, on thirty (30) days prior notice (except that no notice shall be required in case of emergency), perform such maintenance or repair on behalf of Landlord. In such case, Landlord shall reimburse Tenant for all costs incurred in performing such maintenance or repair together with a fee equal to ten percent (10%) of the amount thereof to compensate Tenant for its time and efforts in performing such maintenance or repair, immediately upon demand, and the failure to so reimburse Tenant shall entitle Tenant to withhold such amounts from future rent payments.

               Section 6. 05.  TENANT'S OBLIGATIONS.

               (a) Except as provided in Section 6.04 and subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall, at all times, keep the Property (including non-structural, interior, exterior, and landscaped areas, systems and equipment) in good order, condition and repair. If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired, Tenant shall promptly replace such portion of or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term. In addition, Tenant shall, at Tenant's expense, repair any damage to the roofs, foundations or structural portions of walls caused by Tenant's or State's participants' acts or omissions.

               (b) All of Tenant's obligations to maintain and repair shall be accomplished at Tenant's sole expense. If Tenant fails to maintain and repair the Property as required by this Section 6.05, Landlord may, on thirty (30) days prior notice (except that no notice shall be required in case of emergency), enter the Property and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred In performing such maintenance or repair together with a fee equal to 10% of the amount thereof to compensate Landlord for its time and efforts in performing such maintenance or repair, immediately upon demand and the failure to so reimburse Landlord will be considered a material default under this Lease.

               Section 6.06.  ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

               (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations. Landlord's consent will not be unreasonably withheld or delayed. Landlord may require Tenant to provide lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Section upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations.

               (b) Tenant shall pay when due all claims for labor and material furnished to the Property at Tenant's instance or request. Tenant shall give Landlord at least ten (10) days prior written notice of the commencement of any work on the Property. Landlord may elect to record and post notices of non-responsibility on the Property.

               (c) Landlord hereby preapproves of the construction by Tenant of
(1) perimeter fencing, (2) a prefabricated building for a kitchen cafeteria behind the recreation center, and (3) compound lighting.

               Section 6. 07. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) upon the termination of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property and Tenant may remove the prefabricated kitchen cafeteria or any other prefabricated housing units that Tenant installs, any perimeter fencing, and any security devices, including lighting and related electrical appurtenances. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery, equipment or other property.

ARTICLE SEVEN:  DAMAGE OR DESTRUCTION

               Section 7.01. PARTIAL DAMAGE TO PROPERTY. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged and if the proceeds received by Landlord from the insurance policies described in Section 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect to repair any damage to Tenant's fixtures, equipment, or improvements. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the damage was due to a cause not covered by the insurance policies which Landlord maintains under Section 4.04(b), Landlord may elect either to (a) repair the damage as soon as reasonably possible in which case this Lease shall remain in full force and effect, or (b) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage and if the damage was due to an act or omission of Tenant, Tenant shall pay Landlord upon demand the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property. Tenant shall pay the cost of such repairs, except that, upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice. If the damage to the Property occurs during the last six (6) months of the Lease Term and prior to the exercise of the option to extend by Tenant, Landlord may elect to terminate this Lease as of' the date the damage occurred regardless of the sufficiency of any insurance proceeds. In such event, Landlord shall not be obligated to repair or restore the Property and Tenant shall have no right to continue or extend this Lease. Landlord shall notify Tenant of its election within thirty (30) days after receipt of notice of the occurrence of the damage.

               Section 7.02. TOTAL OR SUBSTANTIAL DESTRUCTION. If the Property is totally or substantially destroyed by any cause whatsoever, this Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. However, if the Property can be rebuilt within one (1) year after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

               Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, the Base Rent and other charges payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. Except for such possible reduction in Base Rent, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

               Section 7. 04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

               Section 7.05. CDC CONTRACT REQUIREMENTS. Notwithstanding anything in this Article Seven to the contrary, in the event of any damage or destruction to the Property which causes the State of California to terminate the CDC Contract, then this Lease shall terminate as of the date of the termination of the CDC Contract.

ARTICLE EIGHT:  CONDEMNATION

               If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five percent (25%) of the Property is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced equitably depending upon the degree, if any, to which Tenant's use of the Property is impaired. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; and (b) second, to Landlord, the remainder of such award. Provided, however, that Tenant shall be entitled to receive such portion of the award to Landlord specifically allocated to Tenant by the condemning authority for the value of its lost leasehold interest and for loss of or damage to Tenant's trade fixtures or removable personal property, determined in accordance with the California Eminent Domain Law. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING

               Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent. Landlord shall grant or withhold its consent as provided in Section 9.03 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. Any sublease of residences within the Property to Tenant's employees or agents who work on the Property shall not be considered a sublease for the purposes of this Section.

               Notwithstanding the preceding, any public or private sale, transfer, or offering of the stock of Tenant. whether or not a controlling interest is transferred, shall not be considered an event requiring Landlord's consent.

               Section 9.02. NO RELEASE OF TENANT. No transfer of Tenant's interest under this Lease, unless made with Landlord's prior written consent as provided herein, shall release Tenant or change Tenant's primary liability to pay Rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of Rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer.

               Section 9.03. LANDLORD'S ELECTION. Tenant's request for consent to any transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g. , the term of and Rent and security deposit payable under any assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right (a) to withhold consent, if reasonable; (b) to grant consent; or (c) if the transfer is a sublease of the Property or an assignment of this Lease, to terminate this Lease as of the effective date of such sublease or assignment, in which case Landlord may elect to enter into a direct lease with the proposed assignee or subtenant.

               Section 9.04. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

ARTICLE TEN:  DEFAULTS; REMEDIES

               Section 10.1. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

               Section 10.02. DEFAULTS. Tenant shall be in material default under this Lease:

               (a)    If Tenant abandons the Property;

               (b) If Tenant fails to pay Rent as and when due (nothing herein shall be deemed to be a waiver by Tenant of the right to receive a 3-day notice of non-payment of rent under California Code of Civil Procedure ss.1161 or any successor statute);

               (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice of Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Section is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

               (d) (i) If Tenant makes a general assignment or general arrangements for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this Subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers

Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the Rent (or any other consideration) paid in connection with such assignment or sublease and the Rent payable by Tenant hereunder.

               (e) If Tenant ceases operation of the Property as permitted under
Article 5.01 above.

               Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

               (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which had been earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorney's fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%. If Tenant shall have abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Section 10.03(a), or (ii) proceeding under Section 10.03(b);

               (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due hereunder;

               (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

               Section 10.4. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN:  PROTECTION OF LENDERS

               Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the Rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any beneficiary or mortgagee elects to have this Lease prior to the lien of its deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such deed of trust or mortgage, whether this Lease is dated prior or subsequent to the date of said deed of trust or mortgage or the date of recording thereof.

               Section 11. 02. ATTORNMENT. If Landlord's interest in the Property is acquired by any beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

               Section 11. 03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within fifteen (15) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

               Section 11.04.  ESTOPPEL CERTIFICATES.

               (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) that the last date of payment of the Base Rent and other charges and the time period covered by such payment; and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within fifteen (15) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

               (b) If Tenant does not deliver such statement to Landlord within such fifteen (15) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord;
(iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

               Section 11.05. TENANT'S FINANCIAL CONDITION. Within thirty (30) days after written request from Landlord, Tenant shall deliver to any lender or potential purchaser designated by Landlord such financial statements as may be reasonably required by such lender or potential purchaser to facilitate the financing or refinancing or sale of the Property. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

ARTICLE TWELVE:  LEGAL COSTS

               Section 12.01. LEGAL PROCEEDINGS. If any action for breach of or to enforce the provisions of this Lease is commenced by Landlord or Tenant, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. Such attorneys' fees and coats shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under the Bankruptcy Act. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord, or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

               Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent, not to exceed $500.

ARTICLE THIRTEEN:  MISCELLANEOUS PROVISIONS

               Section 13.01. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the policies of insurance described herein, Landlord and Tenant shall give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

               Section 13.02.  LANDLORD'S LIABILITY; CERTAIN DUTIES.

               (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property at the time in question. Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer.

               (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more then thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

               Section 13. 03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

               Section 13. 04. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's officers, directors, agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

               Section 13. 05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

               Section 13. 06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified below Tenant's signature hereon, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified below Landlord's signature hereon. A copy of any notice to Landlord shall be sent to Baumgarten & Greene, a Professional Law Corporation, 2951 - 28th Street, Suite 3000, Santa Monica, California 90405. All notices shall be effective upon personal delivery or 48 hours after mailing. Either party may change its notice address upon written notice to the other party.

               Section 13. 07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of Rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

               Section 13.08. RECORDATION. Tenant may record a "short form" or memorandum of this Lease in a form approved by Landlord.

               Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state of California shall govern this Lease.

               Section 13.10. CORPORATE AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord.

               Section 13.11. FORCE MAJEURE. Except as otherwise expressly provided herein, if Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

               Section 13.12. RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or of a partnership, joint venture or other similar relationship, it being understood and agreed that the only relationship between the parties hereto created by this Lease shall be that of landlord and tenant.

ARTICLE FOURTEEN:  BROKERS

               Section 14.01. NO BROKER. Each party represents that it has not dealt with any agents, brokers, finders or any other parties who are or may be entitled to any commission or fee with respect to this Lease. Each party agrees to and does hereby indemnify the other from any liability resulting from a breach of this representation.

ARTICLE FIFTEEN:  CONTRACT WITH STATE OF CALIFORNIA

               Section 15.01. LETTER FROM STATE. Tenant shall use its best efforts to get an appropriate official of the State to execute a letter to Landlord in substantially the form which is attached hereto as Attachment "B."

               Section 15.02. DISCLOSURE OF STATE CONTRACT. In connection with Landlord's intention to obtain a loan secured by the Property, Landlord has requested that Tenant provide Landlord with a copy of Tenant's contract with the State of California regarding this facility, including its exhibits. Tenant has already provided Landlord with a copy of the contract, and will provide Landlord with a copy of the exhibits upon execution of this Lease. Landlord agrees and warrants that this information is confidential and will be used only by Landlord's lender for purposes of said loan. Landlord will not allow, directly or indirectly, the contract or its exhibits or the information contained therein to be disclosed to anyone other than Landlord's lender for the purposes of said loan, and agrees to indemnify and defend Tenant against any liability, claims, demands, damages, or costs resulting from the disclosure of the contract or its exhibits or the information contained therein. This information is provided as an accommodation to Landlord, and other than as provided in this Lease Tenant assumes no additional obligation or liability to Landlord or Landlord's lender by providing them with the contract and exhibits.

               Section 15.03. RIGHTS OF STATE. The State of California shall have those rights described in Section 23. b-e of ECI's contract with the State, which rights are reproduced verbatim below:

               "23.   a.     . . . .

                      b. Upon termination of the contract with just cause, the
               State will have the option to: (1) lease or sublease the facility to continue the program, and/or (2) extend the lease for an additional five years beyond the original contract. The lease costs for these two options will not exceed the lease amount paid for by the contractor in the lease agreement.

                      c. The State can exercise the options in Paragraph 23b
               only under the condition where the contract has been terminated due to just cause, or otherwise upon written approval by the contractor.

                      d. If the Contractor ceases operation of the facility, the
               State will have first priority to exercise the same options outlined in Paragraph 23b.

                      e. If the State does not implement either of the options
               outlined in 23b, the Contractor and facility lessor shall make all reasonable efforts to terminate, assign, finalize settlement of the lease, or otherwise reduce the facility lease costs. If a good faith effort on the part of the Contractor and the facility lessor has been unsuccessful to accomplish these efforts, but has found a replacement lessee to continue the program with a lease payment of less than the contracted monthly lease costs, the State shall reimburse Contractor or lessor the difference between the contracted monthly lease costs, and the replacement monthly lease cost amount for a period not to exceed five years."

ARTICLE SIXTEEN:  PERSONAL PROPERTY

               Section 16.01. REMOVAL OF LANDLORD'S PERSONAL PROPERTY. Except for the personal property set forth in Attachment "A," which is included under this Lease, and the personal property which Tenant purchases from Landlord pursuant to Section 16.02 hereof, Landlord shall remove all of its personal property from the Property within one (1) month after execution of Lease.

               Section 16.02. PURCHASE OF PERSONAL PROPERTY BY TENANT. Tenant and Landlord shall deal directly with each other as to the purchase of any personal property located on the Property not included in Attachment "A."

ARTICLE SEVENTEEN:  RIGHT OF FIRST REFUSAL

               Section 17.01. MANNER OF EXERCISE. If at any time during the Lease Term, Landlord receives a bona fide offer from a third party for the purchase of the Property, Landlord shall give notice to Tenant of the purchase price and other material terms of such offer. Tenant shall have thirty (30) days after receipt of such notice within which to enter into a written agreement with Landlord for the purchase of the Property for the same purchase price and on the same terms and conditions as set forth in such offer (except that the closing date shall be not sooner than thirty (30) days after the date that the agreement between Tenant and Landlord is executed). If Tenant fails to enter into such an agreement with Landlord within said 30-day period, then Landlord shall have the right to sell the Property, but only to the offeror and on substantially the same terms and conditions set forth in the notice. If Landlord does not sell to said offeror, Landlord must give Tenant notice of any subsequent offer to purchase as provided herein. If Tenant enters into such an agreement but defaults in performance thereunder, then all rights of Tenant to purchase the Property shall terminate, and Landlord shall have the unconditional right to sell the Property to the offeror, or to any other third party on any terms and conditions acceptable to Landlord, and no notice of any subsequent offers to purchase must be given to Tenant. This right of first refusal shall not apply to
(a) sales or transfers among entities or persons related to Landlord, including but not limited to the partners of Landlord, (b) any transfer or disposition by gift, devise, testamentary transfer or intestate succession, or (c) the transfer to a trust for the benefit of Landlord (or any of Landlord's partners) or their heirs.

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               IN WITNESS WHEREOF, the parties have signed this Lease at the place and on the dates specified adjacent to their signatures below.

               Signed on July 30 1987, at Santa Monica, California.

                             BAKER HOUSING COMPANY,
                             A California General Partnership

                             By: /s/ SKIPPER BAUMGARTEN
                                     ------------------
                                     Skipper Baumgarten,
                                     A General Partner

                                     Address:

                                     c/o The Baumgarten Companies
                                     2951 28th Street, Suite 3000
                                     Santa Monica, California  90405

                                                                      "LANDLORD"
               Signed on July 30, 1987, at Santa Monica, California.

                             ECLECTIC COMMUNICATIONS, INC.,
                             A California Corporation

                             By: /s/ ARTHUR MCDONALD
                                     ------------------
                                     Arthur McDonald,
                                     President

                                     Address:

                                     1823 Knoll Street
                                     Suite 8
                                     Ventura, California 93003
                                                                       "TENANT"
                                       22